UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       July 15, 2005

Innofone, Inc.
(Exact name of registrant as specified in its charter)

Nevada                                         0-31949                    98-0202313
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                                              Identification No.)

3470 Olney-Laytonsville Rd., Suite 118, Olney, MD                  20832
(Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:       301-774-6913

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.02  Termination of a Material Definitive Agreement

Effective July 15, 2005 the Company canceled the Joint Venture Investment Agreement(the “Agreement”), with Ascot Investments, Inc., a Nevada corporation (“ASCOT”) and Frederic Richardson, the Company’s Chief Executive Officer, pursuant to its terms.  The fundamental basis of the Agreement was to structure the Company for the transformation of the Company’s business into that of an investment company and, in particular, a “business development company” under the Investment Company Act of 1940, as amended.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2005

                                                                                                      By: /s/ Frederic Richardson
                                                                                                            Frederic Richardson, President & CEO